Exhibit 10.45

AMENDMENT TO

AMENDED AND RESTATED

SECURITYHOLDERS AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (this “Amendment”) is made as of [                    ], 2015. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Securityholders Agreement (as amended or modified from time to time in accordance with its terms, the “Securityholders Agreement”), dated as of September 16, 2014, by and among of NMH Investment, LLC, a Delaware limited liability company (the “Company”), Vestar Capital Partners V, L.P., a Cayman Islands exempted limited partnership, Vestar/NMH Investors, LLC, a Delaware limited liability company, the parties identified as Employees on the signature pages thereto and the other parties signatory thereto.

RECITALS

WHEREAS, Vestar Capital Partners V-A, L.P., a Cayman Islands exempted limited partnership (“VCP-A”), and Vestar Capital Partners V-B, L.P., a Cayman Islands exempted limited partnership (“VCP-B”), have been holders of Securities since June 29, 2006 (the “Membership Date”);

WHEREAS, by their signature hereto, the Company and the Vestar Majority Holders are authorizing and approving this Amendment in accordance with Section 7.1 of the Securityholders Agreement to correct a prior scrivener’s error; and

WHEREAS, by their signature hereto, VCP-A and VCP-B are confirming again that they are bound by the terms of the Securityholders Agreement.

1. Consent to Amendment to the Securityholders Agreement. By executing this Amendment, the Company and the Vestar Majority Holders hereby consent to and approve the amendment of the Securityholders Agreement as set forth in Section 2 hereof.

2. Amendment to the Securityholders Agreement. The preamble of the Securityholders Agreement is hereby amended and restated in its entirety to read as follows:

This Amended and Restated Securityholders Agreement (this “Agreement”) is entered into as of September 16, 2014 by and among (i) NMH Investment, LLC, a Delaware limited liability company (the “Company”), (ii) Vestar Capital Partners V, L.P., a Cayman Islands exempted limited partnership (“VCP”), (iii) Vestar Capital Partners V-A, L.P., a Cayman Islands exempted limited partnership (“VCP-A”), (iv) Vestar Capital Partners V-B, L.P., a Cayman Islands exempted limited partnership (“VCP-B”), (v) Vestar/NMH Investors, LLC, a Delaware limited liability company (“Vestar/NMH Investors” and, together with VCP, VCP-A and VCP-B, “Vestar”), (vi) parties to this Agreement who are identified as Employees on the signature page hereto (each, an “Employee” and, collectively, the “Employees”), and (vii) each other holder of Securities who hereafter executes a separate agreement to be bound by the terms hereof (Vestar, the Employees and each other Person that is or may become a party to this Agreement as contemplated hereby are sometimes referred to herein collectively as the “Securityholders” and individually as a “Securityholder”). Certain capitalized terms used herein are defined in Section 9.1.

3. No Other Amendments. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment of any other term or condition of the Securityholders Agreement or any of the documents referred to therein. Whenever the Securityholders Agreement is referred to in the Securityholders Agreement or in any other agreements, documents or instruments, such reference shall be to the Securityholders Agreement as amended hereby. Except as expressly amended hereby, the terms and conditions of the Securityholders Agreement shall continue in full force and effect.

4. Joinder. By their signature hereto, VCP-A and VCP-B hereby confirm they are bound by the terms of the Securityholders Agreement, effective as of the Membership Date, as an original party thereto.

5. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or electronic copy), none of which need to contain more than the signature of one party, each of which shall be an original and all of which together shall constitute one and the same agreement.

*        *        *         *        *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:

NMH INVESTMENT, LLC

By:
Name:
Title:

VESTAR:

VESTAR CAPITAL PARTNERS V, L.P.

By:	Vestar Associates V, L.P.
Its:	General Partner

By:	Vestar Managers V, Ltd.
Its:	General Partner

By:
Name:
Title:	Managing Director

VESTAR/NMH INVESTORS, LLC

By:
Name:
Title:

Signature Page to Amendmen to Amended and Restated Securityholders Agreement

VESTAR CAPITAL PARTNERS V-A, L.P.

By:	Vestar Associates V, L.P.
Its:	General Partner

By:	Vestar Managers V, Ltd.
Its:	General Partner

By:
Name:
Title:	Managing Director

VESTAR CAPITAL PARTNERS V-B, L.P.

By:	Vestar Associates V, L.P.
Its:	General Partner

By:	Vestar Managers V, Ltd.
Its:	General Partner

By:
Name:
Title:	Managing Director

Signature Page to Amendment to Amended and Restated Securityholders Agreement